Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of October 26, 2018

to

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 3, 2017

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of October 26, 2018 by and among Chart Industries, Inc., a Delaware corporation (the “Company”), Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg, having its registered office at 2, rue des Dahlias, L-1411 Luxembourg and registered with the Luxembourg Trade and Companies Register under number B 148.907 (“Chart Luxembourg”), Chart Asia Investment Company Limited, a private limited company incorporated under the laws of Hong Kong with company number 1174361 and having its registered office address at 31/F., Tower Two, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong (“Chart Hong Kong” and, together with the Company and Chart Luxembourg, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Third Amended and Restated Credit Agreement dated as of November 3, 2017 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to a certain amendments to the Credit Agreement;

WHEREAS, the Company has requested that certain of the Lenders agree to provide additional revolving commitments under the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

““Amendment No. 1 Effective Date” means October 26, 2018.”

““CAIRE Divestiture” means the disposition pursuant to which the Company (or one or more of its Subsidiaries) will dispose of its oxygen-related products business, all as more specifically described in the Company’s Current Report on Form 8-K dated September 28, 2018 and filed with the SEC on October 1, 2018.”

““Foreign Borrower Sublimit” shall mean U.S.$250.0 million.”

““Foreign Currency Sublimit” shall mean U.S.$250.0 million.”

““Revolving Facility Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Facility Loans pursuant to Section 2.01, expressed as a Dollar amount representing the maximum aggregate permitted amount of such Lender’s Revolving Facility Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender under Section 9.04. The initial Dollar amount of each Lender’s Revolving Facility Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Facility Commitment, as applicable. The aggregate amount of the Revolving Facility Commitments on the Amendment No. 1 Effective Date is U.S.$550.0 million.”

““VRV Acquisition” means the acquisition pursuant to which the Company (or one or more of its Subsidiaries) will acquire VRV s.p.a., all as more specifically described in the Company’s Current Report on Form 8-K dated September 26, 2018 and filed with the SEC on September 27, 2018.”

(b) Section 1.02 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof to read as follows:

Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

(c) Section 6.01(u) of the Credit Agreement is hereby restated in its entirety as follows:

“(u) Indebtedness of VRV s.p.a. in existence on the date of the consummation of the VRV Acquisition in an aggregate principal amount not to exceed €70,000,000 at any time, and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness; and”

(d) Section 6.04 of the Credit Agreement is hereby amended to (1) delete the “and” at the end of clause (v) thereof, (2) re-designate clause (w) thereof as clause (x) thereof and (3) to insert a new clause (w) therein immediately following clause (v) thereof as follows:

“(w) the VRV Acquisition; and”

(e) Section 6.05 of the Credit Agreement is hereby amended to (1) delete the “and” at the end of clause (n) thereof, (2) replace the period at the end of clause (o) thereof with “; and” and (3) to insert a new clause (p) therein immediately following clause (o) thereof as follows:

“(p) the CAIRE Divestiture.”

(f) Section 6.12 of the Credit Agreement is hereby restated in its entirety as follows:

“SECTION 6.12. Leverage Ratio. The Company will not permit the ratio (the “Leverage Ratio”), determined as of the end of each of its fiscal quarters, of (i) Consolidated Net Debt to (ii) EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be greater than (I) 3.75 to 1.00 for the fiscal quarter ending on September 30, 2018, (II) 4.50 to 1.00 for the fiscal quarter ending on December 31, 2018, (III) 4.25 to 1.00 for the fiscal quarter ending on March 31, 2019, (IV) 4.00 to 1.00 for the fiscal quarters ending on June 30, 2019 and September 30, 2019, (V) 3.75 to 1.00 for the fiscal quarter ending on December 31, 2019 and (VI) 3.50 to 1.00 for the fiscal quarter ending March 31, 2020 and each fiscal quarter thereafter. Notwithstanding the foregoing, to the extent any Asset Disposition or any Asset Acquisition (or any similar transaction or transactions that require a waiver or a consent of the Required Lenders pursuant to Section 6.04 or Section 6.05) or incurrence or repayment of Indebtedness (excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) has occurred during the relevant Test Period, EBITDA shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences; provided further that (x) the Company may, by written notice to the Administrative Agent for distribution to the Lenders and not more than an aggregate total of two (2) times during the term of this Agreement, elect to increase the maximum Leverage Ratio to 4.00 to 1.00 for a period of four consecutive fiscal quarters in connection with a Permitted Business Acquisition or a Plant Expansion occurring during the first of such four fiscal quarters if the aggregate consideration paid or to be paid in respect of such Permitted Business Acquisition or Plant Expansion exceeds $100,000,000 (each such period, an “Adjusted Covenant Period”) and (y) notwithstanding the foregoing clause (x), (i) the Company may not elect an Adjusted Covenant Period prior to the fiscal quarter ending December 31, 2019, (ii) the Company may not elect an Adjusted Covenant Period for at least two (2) full fiscal quarters following the end of an Adjusted Covenant Period before a new Adjusted Covenant Period is available again pursuant to the preceding clause (x) for a new period of four consecutive fiscal quarters and (iii) the Company may only elect one (1) Adjusted Covenant Period in respect of a Plant Expansion during the term of this Agreement.

(g) Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex A attached hereto.

2. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders (including each existing Lender whose Revolving Facility Commitment is increasing pursuant to the terms of this Amendment) and the Administrative Agent.

(b) The Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Loan Parties.

(c) The Administrative Agent shall have received amendment and/or confirmation agreements in respect of the existing Luxembourg pledge documentation in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date Date) of each of (i) Calfee, Halter & Griswold LLP, counsel for the Loan Parties, (ii) LexField, special Luxembourg counsel for Chart Luxembourg and (iii) Jones Day, special Hong Kong counsel for Chart Hong Kong, in each case in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Loan Parties, the Loan Documents this Amendment or the Transactions as the Administrative Agent shall reasonably request. The Company hereby requests such counsel to deliver such opinions.

(e) The Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrowers, the authorization of the Transactions and any other legal matters relating to the Borrowers, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(f) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, certifying (i) that the representations and warranties contained in Article III of the Credit Agreement (as amended hereby) are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) as of such earlier date), and (ii) that no Event of Default or Default has occurred and is continuing as of such date.

(g) The Administrative Agent shall have received (i) for the account of each Lender that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to the applicable amount previously disclosed to the Lenders and (ii) for the account of each Lender participating in the increase to the Commitments pursuant hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the applicable amount previously disclosed to the Lenders.

(h) The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.

(i) The Administrative Agent shall have made such reallocations, sales, assignments or other relevant actions in respect of each Lender’s credit exposure under the Credit Agreement as are necessary in order that each such Lender’s Revolving Facility Credit Exposure and outstanding Revolving Facility Loans hereunder reflects such Lender’s Revolving Facility Percentage of the outstanding aggregate Revolving Facility Credit Exposures under the Credit Agreement as amended hereby. The Borrowers hereby agree to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in this clause (i), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower and are enforceable in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, examinership, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or other materiality qualifier), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) as of such earlier date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5. Governing Law; Jurisdiction. This Amendment shall be construed in accordance with and governed by the laws of the State of New York. Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan, and of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

CHART INDUSTRIES, INC., as the Company

By:	/s/ Jillian C. Evanko

Name: Jillian C. Evanko
Title: Chief Financial Officer

CHART INDUSTRIES LUXEMBOURG S.À R.L., as a Foreign Borrower

By:	/s/ Barry Black

Name: Barry Black
Title: Authorized Director

CHART ASIA INVESTMENT COMPANY LIMITED, as a Foreign Borrower

By:	/s/ Johannes Albertus Henderikus Lonsain

Name: Johannes Albertus Henderikus Lonsain
Title: Director

By:	/s/ Jillian Case Harris

Name: Jillian Case Harris
Title: Director

Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement dated as of November 3, 2017

Chart Industries, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Lauren Woodward
Name:	Lauren Woodward
Title:	Vice President

Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement dated as of November 3, 2017

Chart Industries, Inc.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mike McKenzie
Name:	Mike McKenzie
Title:	AVP

Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement dated as of November 3, 2017

Chart Industries, Inc.

FIFTH THIRD BANK, as a Lender

By:	/s/ David Izard
Name:	David Izard
Title:	Managing Director

Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement dated as of November 3, 2017

Chart Industries, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeffrey A. White
Name:	Jeffrey A. White
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement dated as of November 3, 2017

Chart Industries, Inc.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeffrey Mills
Name:	Jeffrey Mills
Title:	Vice President

Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement dated as of November 3, 2017

Chart Industries, Inc.

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ John Kuhns
Name:	John Kuhns
Title:	Authorized Signature

Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement dated as of November 3, 2017

Chart Industries, Inc.

CITIZENS BANK, N.A., as a Lender

By:	/s/ Karmyn Paul
Name:	Karmyn Paul
Title:	Vice President

Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement dated as of November 3, 2017

Chart Industries, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Lauck
Name:	John Lauck
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement dated as of November 3, 2017

Chart Industries, Inc.

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Maria larriccio
Name:	Maria larriccio
Title:	Director

Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement dated as of November 3, 2017

Chart Industries, Inc.

REGIONS BANK, as a Lender

By:	/s/ A. Barrett Daws
Name:	A. Barrett Daws
Title:	Vice President

Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement dated as of November 3, 2017

Chart Industries, Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Third Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of November 3, 2017, by and among Chart Industries, Inc., a Delaware corporation (the “Company”), Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg (“Chart Luxembourg”), Chart Asia Investment Company Limited, a private limited company incorporated under the laws of Hong Kong (“Chart Hong Kong” and, together with the Company and Chart Luxembourg, the “Borrowers”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of October 26, 2018 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Collateral Agreement and any other Loan Document executed by it and acknowledges and agrees that the Collateral Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated October 26, 2018

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

CHART INC.

CAIRE INC.

CHART ENERGY & CHEMICALS, INC.

CHART INTERNATIONAL HOLDINGS, INC.

CHART ASIA, INC.

CHART COOLER SERVICE COMPANY, INC.

AIRSEP CORPORATION

THERMAX, INC.

RCHPH HOLDINGS, INC.

HUDSON PRODUCTS HOLDINGS INC.

HUDSON PARENT CORPORATION

HUDSON PRODUCTS CORPORATION

COFIMCO USA, INC.

HUDSON PRODUCTS MIDDLE EAST LLC

SKAFF CRYOGENICS, INC.

PREFONTAINE PROPERTIES, INC.

each as a Guarantor and Subsidiary Loan

Party (in each capacity)

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	Chairman

CHART INTERNATIONAL, INC. SKAFF, LLC CRYO-LEASE, LLC each as a Guarantor and Subsidiary Loan Party (in each capacity)

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	Chief Financial Officer

Signature Page to Consent and Reaffirmation to Amendment No. 1 to

Third Amended and Restated Credit Agreement dated as of November 3, 2017

Chart Industries, Inc.

ANNEX A

Schedule 2.01

COMMITMENTS

Name of Lender	Revolving Facility Commitment ($)
JPMorgan Chase Bank, N.A.	$80,000,000
Bank of America, N.A.	$68,000,000
Fifth Third Bank	$68,000,000
Wells Fargo Bank, National Association	$68,000,000
PNC Bank, National Association	$68,000,000
Citizens Bank, N.A.	$50,000,000
HSBC Bank USA, National Association	$50,000,000
Morgan Stanley Bank, N.A.	$40,000,000
MUFG Union Bank, N.A.	$29,000,000
Regions Bank	$29,000,000

TOTAL COMMITMENTS	$550,000,000